SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 27, 2005


                           COLONIAL BANKSHARES, INC.
                           ----------------------------
               (Exact Name of Registrant as Specified in Charter)

         Federal                       0-51385                   90-0183739
  --------------------------       ------------------         ---------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


85 West Broad Street, Bridgeton, New Jersey                           08302
-------------------------------------------                           -----
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (856) 451-5800
                                                     --------------



                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 4.02.   Non-Reliance on Previously Issued Financial Statements or a Related
             Audit Report or Completed Interim Review
             ------------------------------------------------------------------

     (a) On October 27, 2005, the Audit Committee of the Board of Directors of Colonial Bankshares, Inc. (the "Company") determined that the financial statements for the three months ended March 31, 2005 and for the three and six months ended June 30, 2005, as included in the Company's Quarterly Reports on Form 10-QSB for the Quarters Ended March 31, 2005 and June 30, 2005, should no longer be relied upon because of an error in such financial statements relating to an overstatement of interest income earned on investment securities of approximately $155,000 (pre-tax).

     The Company anticipates that it will make a prior-period adjustment to its quarterly financial information for the quarters ended March 31, 2005 and June 30, 2005, and will disclose the effects of the adjustment in its Quarterly Report on Form 10-QSB for the Quarter Ended September 30, 2005. Although the Company has not yet finalized the results of the prior-period adjustment, the Company anticipates that the adjustment will reduce previously reported interest income by approximately $73,000 for the three months ended March 31, 2005 and by approximately $82,000 for the three months ended June 30, 2005. The Company anticipates that the adjustment will reduce previously reported net income by approximately $44,000 for the three months ended March 31, 2005 and by approximately $49,000 for the three months ended June 30, 2005. The effect on the financial statements of the Company for periods and the year ended December 31, 2004 was not material.

     In November 2004, the Company completed a core data processing conversion, which included the software the Company uses to account for interest earned on its investment securities portfolio. The error in the financial statements resulted from an error in the application of the new software. The Company uncovered the error as part of its internal accounting reviews.

     The Audit Committee has discussed with the Company's independent registered public accounting firm the matters disclosed in this Current Report on Form 8-K.


Item 9.01.   Financial Statements and Exhibits
             ---------------------------------

             None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           COLONIAL BANKSHARES, INC.



DATE: October 28, 2005              By:    \s\ Edward J. Geletka
                                           -------------------------------------
                                           Edward J. Geletka
                                           President and Chief Executive Officer